Supplement dated August 23, 2017 to the following:

Spinnaker® Variable Annuity Prospectus dated May 1, 2017 as supplemented
Spinnaker® Advisor Variable Annuity Prospectus dated May 1, 2011 as supplemented
Spinnaker® Choice Variable Annuity Prospectus dated May 1, 2008 as supplemented
Spinnaker® Plus Variable Annuity Prospectus dated December 1, 2004 as supplemented
Symetra Deferred Variable Annuity Prospectus dated May 1, 1998 as supplemented
MainSail Variable Annuity Prospectus dated May 1, 1998 as supplemented
Resource B Variable Annuity Prospectus dated May 1, 2002 as supplemented

Effective September 1, 2017, the investment objective for the Pioneer Bond VCT Portfolio will change. Accordingly, the disclosure for the investment objective of Pioneer Bond VCT Portfolio is replaced with the following:

The portfolio seeks current income and total return.